Exhibit 99.2

JARDEN CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP

For the quarters and years ended December 31, 2013 and 2012

In millions

		For the quarters ended		For the years ended
		December 31,2013	December 31,2012	December 31,2013	December 31,2012	Inc/(Dec) %

Reconciliation of Non- GAAP measure:
Net income		$ 37.0	$ 48.7	$ 203.9	$ 243.9

	Income tax provision	53.4	31.9	147.7	147.6
	Interest expense, net	52.1	49.5	195.4	185.3
	Loss on early extinguishment of debt	-	-	25.9	-
	Depreciation and amortization	50.1	42.9	165.9	152.8

Earnings before interest, taxes, depreciation and amortization (EBITDA)		192.6	173.0	738.8	729.6

Other adjustments:
	Fair market value adjustment to inventory	78.9	-	89.8	6.0
	Venezuela devaluation and other charges	-	-	29.0	-
	Reorganization costs, net	17.6	17.8	22.0	27.1
	Acquisition and integration related costs	10.8	5.0	17.6	17.5
	Stock compensation adjustment	38.8	33.6	38.8	33.6
AS ADJUSTED EBITDA (Segment Earnings)		$ 338.7	$ 229.4	$ 936.0	$ 813.8

Net Sales				7,355.9	6,696.1
As Adjusted EBITDA (Segment Earnings) margin				12.7%	12.2%	0.5%

Organic net sales growth is a non-GAAP measure of net sales growth excluding the impacts of foreign exchange, significant acquisitions and exited business from year-over-year comparisons. The Company believes this measure provides investors with a more complete understanding of the underlying sales trends by providing net sales on a consistent basis.

Organic net sales growth is also one of the measures used by management to analyze operating performance. The following table provides a reconciliation of organic net sales growth to the comparable GAAP measure of net sales growth for the quarter and year ended December 31, 2013:

	For the quarter ended December 31, 2013

	Outdoor Solutions	Consumer Solutions		Branded Consumables		Process Solutions		Elimination		Consolidated

Reconciliation of Non-GAAP measure:
Net sales growth	- %	2.4%		82.0%		14.2%		18.9%		21.8%
Foreign exchange impacts	1.7%	4.3%		(0.2%	)	(0.1%	)	- %		2.1%
(Acquisitions)/exited business, net	- %	- %		(80.0%	)	- %		- %		(19.9%)

Organic net sales growth	1.7%	6.7%		1.8%		14.1%		18.9%		4.0%

	For the year ended December 31, 2013

	Outdoor Solutions	Consumer Solutions		Branded Consumables		Process Solutions		Elimination		Consolidated

Reconciliation of Non-GAAP measure:
Net sales growth	1.2%	5.1%		29.3%		7.0%		15.9%		9.9%
Foreign exchange impacts	1.7%	3.3%		0.1%		0.1%		(0.1%	)	1.7%
(Acquisitions)/exited business, net	- %	(2.2%	)	(25.0%	)	- %		- %		(7.2%)

Organic net sales growth	2.9%	6.2%		4.4%		7.1%		15.8%		4.4%

	For the quarters ended December 31,

	2013	2012		Inc/(Dec)

GROSS MARGIN (%)
Gross margin as reported	27.3%	27.9%		(0.6%)
Fair market value adjustment to inventory	3.5%	- %		3.5%
Accelerated depreciation	0.1%	0.2%		(0.1%)
International manufacturing rationalization and other	0.8%	- %		0.8%

Adjusted gross margin	31.7%	28.1%		3.6%

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	For the years ended December 31,

	2013	2012	Inc/ (Dec)

GROSS MARGIN (%)
Gross margin as reported	28.3%	28.7%	(0.4%)
Fair market value adjustment to inventory	1.2%	0.1%	1.1%
Accelerated depreciation	0.1%	0.2%	(0.1%)
International manufacturing rationalization and other	0.2%	- %	0.2%

Adjusted gross margin	29.8%	29.0%	0.8%

	For the quarters ended December 31,

	2013	2012	Inc/ (Dec)

Adjusted SG&A Margin (%)
SG & A margin as reported	20.0%	19.8%	0.2%
Amortization of acquired intangibles	(0.3%)	(0.3%)	-
Stock compensation adjustment	(1.7%)	(1.8%)	0.1%
Acquisition and integration costs, net	0.3%	(0.3%)	0.6%

Adjusted SG&A Margin (%)	18.3%	17.4%	0.9%

	For the years ended December 31,

	2013	2012	Inc/ (Dec)

Adjusted SG&A Margin (%)
SG & A margin as reported	20.2%	19.7%	0.5%
Amortization of acquired intangibles	(0.3%)	(0.3%)	-
Stock compensation adjustment	(0.5%)	(0.5%)	-
Venezuela devaluation and other charges	(0.4%)	- %	(0.4%)
Acquisition and integration costs, net	- %	(0.2%)	0.2%

Adjusted SG&A Margin (%)	19.0%	18.7%	0.3%

	For the quarters ended December 31,

	2013	2012

INTEREST EXPENSE, NET
Interest expense, net as reported	$52.1 M	$49.5 M
Original issue discount amortization	(4.9)M	(3.0)M

Adjusted interest expense, net	$47.2 M	$46.5 M

	For the year ended December 31, 2013

	Consumer Solutions

Segment Earnings
Segment earnings	$307.2
Net sales	$2,040.0

Segment Earnings Margin	15.1%

	For the years ended December 31

	Branded Consumables

	2013	2012	Inc/ (Dec)

Segment Earnings
Segment earnings	$411.1	$259.2	58.6%
Net sales	$2,266.6	$1,753.1	29.3%

Segment Earnings Margin	18.1%	14.8%

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